EXHIBIT 10.01

AMENDED AND RESTATED

SECURITY AND PLEDGE AGREEMENT

THIS AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT is dated as of May 16, 2014, and made by and between VERITY FARMS, L.L.C., a South Dakota limited liability company (“Borrower”), and DUANE SPADER (the “Lender”).

R E C I T A L S

WHEREAS, Borrower and the Lender have entered into a Revolving Credit Agreement of even date herewith (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”). (Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.)

WHEREAS, this document is an amendment and restatement of a Security and Pledge Agreement entered into between the parties on or about October 13, 2013.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make further advances under the Credit Agreement, Borrower hereby agrees with the Lender as follows:

Section 1. Grant of Security. Borrower hereby pledges and grants to the Lender a security interest in Borrower’s right, title and interest in and to all of Borrower’s goods, assets and properties of all kinds and descriptions, wherever the same may now or hereafter be located, now existing and/or owned or hereafter arising and/or acquired or in which Borrower has or hereafter may acquire an interest (to the extent of such interest), (collectively, the “Collateral”), including without limitation the following:

(a) All accounts, deposit accounts, equipment, inventory, fixtures, contract rights, investment property, chattel paper, documents, instruments, commercial tort claims and general intangibles (including payment intangibles), and all other personal property, whether now owned or hereafter acquired and wherever arising or located, and all products and proceeds thereof, and all accessions, substitutions and replacements thereof, including, without limitation, the personal property described on Schedule I attached hereto.

(b) The shares of stock and other ownership interests identified on Schedule II attached hereto, all other investment property now owned or hereafter acquired, including all ownership interests in any Subsidiaries of Borrower, and the certificates, if any, representing such stock and other ownership interests, and all products and proceeds of any of the foregoing, including all dividends, distributions, return of capital, cash, stock dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the foregoing, and all subscription warrants, rights or options issued thereon or with respect thereto (such Collateral herein referred to as the “Security Collateral”).

Section 2. Security for Obligations. This Agreement secures the payment of all Obligations of Borrower to Lender now or hereafter existing under the Loan Documents, whether such obligations are direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations being the “Secured Obligations”). Notwithstanding the terms of the Credit Agreement or any related document, as concerns the obligations of Borrower hereunder with respect to the Secured Obligations, prepayment of the Secured Obligations shall be required by Borrower hereunder each time (to be paid within ten (10) days thereafter) Borrower or any Affiliate thereof raises, from time to time, funds through the sales of equity interests in Borrower or its Affiliates or obtains funds by borrowing from other sources; provided that (i) this prepayment requirement shall only apply to funds received by Borrower or any Affiliate thereof after September 30, 2015, and then, after such date, only to sales of equity interests or borrowings from other sources if the total funds generated thereby from and after October 1, 2015, exceed Five Hundred Thousand Dollars ($500,000.00), and (ii) the total amount of any such prepayment required at a particular time by Borrower hereunder, together with any prepayment then due under similar prepayment provisions included in guarantees executed by Borrower or its Affiliates in favor of Lender, is limited to fifty percent (50%) of the amount of funds then raised by such sale of equity interests or borrowings.

Section 3. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) Borrower shall remain liable under the contracts and agreements included in Borrower’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral.

(a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, upon the occurrence and during the continuance of an Event of Default and without notice to Borrower, to transfer to or to register in the name of the Lender or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 7. In addition, the Lender shall have the right at any time to exchange certificates or instruments, if any, representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b) With respect to any Security Collateral in which Borrower has any right, title or interest and that constitutes an uncertificated security, Borrower will cause the issuer thereof either (i) to register the Lender as the registered owner of such security or (ii) to agree in an authenticated record with Borrower and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of Borrower, such authenticated record to be in form and substance satisfactory to the Lender. With respect to any Security Collateral in which Borrower has any right, title or interest and that is not an uncertificated security, upon the request of the Lender upon the occurrence and during the continuance of an Event of Default, Borrower will notify each such issuer that such Security Collateral is subject to the security interest granted hereunder.

(c) Upon the request of the Lender upon the occurrence and during the continuance of an Event of Default, Borrower will notify each issuer of Security Collateral that such Security Collateral is subject to the security interest granted hereunder.

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Section 5. Representations and Warranties. Borrower represents and warrants as follows:

(a) Borrower’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule III hereto. Borrower is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule III hereto. The information set forth in Schedule III hereto with respect to Borrower is true and accurate in all respects. Borrower has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule III hereto. All of the equipment and inventory of Borrower are located at the locations specified for Borrower in Schedule III hereto.

(b) Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing Borrower or any trade name of Borrower as debtor is on file in any recording office, except such as may have been filed in favor of the Lender relating to the Loan Documents or as otherwise permitted under the Credit Agreement.

(c) Borrower has exclusive possession and control of the equipment and inventory other than inventory stored at any leased premises or warehouse for which a landlord’s or warehouseman’s agreement, in form and substance satisfactory to the Lender, is in effect. In the case of equipment and inventory located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such equipment or inventory is located has issued any warehouse receipt or document, or received notification of any secured party’s interest (other than the security interest granted hereunder or permitted by the Credit Agreement) in Borrower’s equipment or inventory, or asserted any lien, claim or charge (based on contract, statute or otherwise) on such equipment and inventory.

(d) All filings and other actions (including, without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-105, 9-106 and 9-107 of the UCC) necessary to perfect the security interest in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Lender a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

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(e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by Borrower of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by Borrower, or (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect.

(f) The Security Collateral pledged by Borrower hereunder has been duly authorized and validly issued and is fully paid and non-assessable. The Security Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations. The Security Collateral constitutes the percentage of the issued and outstanding ownership interests of the issuers thereof indicated on Schedule II hereto. With respect to the Security Collateral that is an uncertificated security, Borrower has caused the issuer thereof to either register the Lender as the registered owner of such security or to agree in an authenticated record with Borrower and Lender that such issuer will comply with instructions with respect to such security originated by Lender without further consent of Borrower.

Section 6. Further Assurances.

(a) Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Lender may request, in order to perfect and protect any security interest granted or purported to be granted by Borrower hereunder or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will promptly, upon the written request of the Lender, with respect to Collateral: (i) mark conspicuously each document, contract, and all chattel paper and, at the request of the Lender, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Lender, indicating that such Collateral or record is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Lender hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted by Borrower hereunder; (iv) deliver and pledge to the Lender certificates representing Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to ensure that the Lender has control of Collateral consisting of electronic chattel paper, investment property, and transferable records as provided in Sections 9-105, 9-106 and 9-107 of the UCC; (vi) cause the Lender to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (vii) deliver to the Lender evidence that all other action that the Lender may deem reasonably necessary or desirable in order to perfect and protect the security interest created by Borrower under this Agreement has been taken.

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(b) Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of Borrower, in each case without the signature of Borrower, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Borrower ratifies its authorization for the Lender to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as the Lender may reasonably request, all in reasonable detail.

Section 7. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose; provided, however, that Borrower will not exercise any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii) Borrower shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.

(iii) The Lender will execute and deliver (or cause to be executed and delivered) to Borrower all such proxies and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, interest or other distribution payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuing of an Event of Default:

(i) All rights of Borrower (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall, upon notice to Borrower by Lender, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

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(ii) All dividends, interest and other distributions that are received by Borrower contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid over to the Lender as Security Collateral in the same form as so received (with any necessary indorsement).

Section 8. Transfers and Other Liens; Additional Security Collateral.

(a) Borrower agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement and liens permitted under the Credit Agreement.

(b) Borrower agrees that it will (i) cause each issuer of the Security Collateral pledged by Borrower not to issue any Security Collateral or other securities in addition to or in substitution for the Security Collateral issued by such issuer, except to Borrower, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Security Collateral or other securities.

Section 9. Lender Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints the Lender as Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Lender’s discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance claims,

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

(d) to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any assigned agreement or the rights of the Lender with respect to any of the Collateral.

Section 10. Lender May Perform. If Borrower fails to perform any agreement contained herein, the Lender may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by Borrower.

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Section 11. The Lender’s Duties.

(a) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b) Anything contained herein to the contrary notwithstanding, the Lender may from time to time, when the Lender deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Lender hereunder with respect to all or any part of the Collateral. In the event that the Lender so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Lender, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Lender, with all rights, powers, privileges, interests and remedies of the Lender hereunder with respect to such Collateral, and (iii) the term “Lender,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Lender with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Lender.

Section 12. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place and time to be designated by the Lender that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable; (iii) occupy any premises owned or leased by Borrower where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Borrower in respect of such occupation; and (iv) exercise any and all rights and remedies of Borrower under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of Borrower to demand or otherwise require payment of any amount under, or performance of any provision of the Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral and (C) exercise all other rights and remedies with respect to the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b) At any time during which the Lender is exercising its rights and remedies in respect of the Collateral, any cash held by or on behalf of the Lender and all cash proceeds received by or on behalf of the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant hereto) in whole or in part by the Lender against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by or on the behalf of the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

(c) All payments received by Borrower under or in connection with any Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of Borrower and shall be forthwith paid over to the Lender in the same form as so received (with any necessary indorsement).

(d) The Lender may, without notice to Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Collateral.

Section 13. Indemnity and Expenses.

(a) Borrower agrees to indemnify, defend and save and hold harmless Lender and each of its Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b) Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

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Section 14. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 15. Notices. All notices and other communications provided for hereunder shall be given in accordance with the Credit Agreement.

Section 16. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, (b) be binding upon Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its commitment, the advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise.

Section 17. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of South Dakota.

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IN WITNESS WHEREOF, Borrower has caused this Amended and Restated Security and Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LENDER:

/s/ DUANE SPADER
Duane Spader

BORROWER:

VERITY FARMS, L.L.C.

By:	/s/ VERLYN SNELLER
Its:

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Schedule I to the

Security and Pledge Agreement

COLLATERAL

(a) All accounts, deposit accounts, contract rights, chattel paper, (whether electronic or tangible) instruments, promissory notes, documents, general intangibles (including, but not limited to, all rights under franchise agreements, non-compete agreements and goodwill), payment intangibles, software, letter of credit rights, health-care insurance receivables and other rights to payment of every kind now existing or at any time hereafter arising.

(b) All inventory, goods held for sale or lease or to be furnished under contracts for service, or goods so leased or furnished, raw materials, component parts, work in process, farm products and other materials used or consumed in Borrower’s business, now or at any time hereafter owned or acquired by Borrower, wherever located, and all products thereof, whether in the possession of Borrower, any warehousemen, any bailee or any other person, or in process of delivery, and whether located in Borrower’s place of business or elsewhere;

(c) All warehouse receipts, bills of sale, bills of lading and other documents of every kind (whether or not negotiable) in which Borrower now has or at any time hereafter acquires any interest, and all additions and accessions thereto, whether in the possession or custody of Debtor, any bailee or any other person for any purpose;

(d) All money and property heretofore, now or hereafter delivered to or deposited with Lender or otherwise coming into the possession, custody or control of Lender (or any agent or bailee of Lender) in any manner or for any purpose whatsoever during the existence of this Agreement and whether held in a general or special account or deposit for safekeeping or otherwise;

(e) All right, title and interest of Borrower under licenses, guaranties, warranties, management agreements, marketing or sales agreements, escrow contracts, indemnity agreements, insurance policies, service or maintenance agreements, supporting obligations and other similar contracts of every kind in which Borrower now has or at any time hereafter shall have an interest;

(f) All goods, tools, machinery, furnishings, furniture and other equipment and fixtures of every kind now existing or hereafter acquired, and all improvements, replacements, accessions and additions thereto and embedded software included therein, whether located on any property owned or leased by Borrower or elsewhere, including without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the real property owned or leased by Borrower, and all such goods after they have been severed and removed from any of said real property; and

(g) All motor vehicles, trailers, mobile homes, manufactured homes, boats, other rolling stock and related equipment of every kind now existing or hereafter acquired and all additions and accessories thereto, whether located on any property owned or leased by Borrower or elsewhere;

together with whatever is receivable or received whether any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing.

Schedule II to the

Security and Pledge Agreement

PLEDGED EQUITY

Issuer	Class or Description of Equity Interest	Certificate No(s)	Number of Shares or Description of LLC Interest	Percentage of Outstanding Shares or Ownership Interest
Verity Meats, LLC	Membership Interest	Uncertificated	100% ownership interest	100%
Verity Grains, LLC	Membership Interest	Uncertificated	100% ownership interest	100%
Verity Water LLC	Membership Interest	Uncertificated	100% ownership interest	100%

Schedule III to the

Security and Pledge Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, BUSINESS LOCATIONS, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION

AND ORGANIZATIONAL IDENTIFICATION NUMBER

Legal Name	Location	Chief Executive Office	Business Locations	Type of Organization	Jurisdiction of Organization	Organizational ID No.

Verity Farms, L.L.C.	South Dakota	47184 258th St. Sioux Falls, SD 57107-6322		Limited Liability Company	South Dakota	DL005947